Exhibit 99.1
Retail Ventures, Inc. Reports Second Quarter Operating Results
Columbus, Ohio, September 8, 2008 /PRNewswire/ — Retail Ventures, Inc. (NYSE: RVI) today announced its consolidated financial results for the second quarter ended August 2, 2008.
•	Total sales for the three months ended August 2, 2008 decreased 1.0% to $459.8 million from $464.6 million for the three months ended August 4, 2007. The Company’s same store sales decreased 5.1% for the comparable three months.

	Three months ended
	August 2,	August 4,
	2008	2007
	(in thousands)
Total Sales:
DSW	$357,175	$348,718
Filene’s Basement	102,611	115,920

	$459,786	$464,638

Comparable Sales Percentage:
DSW	(6.9)%	5.9%
Filene’s Basement	1.4%	7.0%
Total Retail Ventures	(5.1)%	6.2%
•	Total sales for the six months ended August 2, 2008 decreased 0.5% to $926.1 million from $930.5 million for the six months ended August 4, 2007. The Company’s same store sales decreased 4.7% for the comparable six months.

	Six months ended
	August 2,	August 4,
	2008	2007
	(in thousands)
Total Sales:
DSW	$723,439	$705,715
Filene’s Basement	202,631	224,762

	$926,070	$930,477

Comparable Sales Percentage:
DSW	(6.2)%	0.9%
Filene’s Basement	0.6%	4.3%
Total Retail Ventures	(4.7)%	1.7%
•	The income from continuing operations for the three months ended August 2, 2008 was $7.2 million, or $0.15 per share on a diluted basis, compared to an income from continuing operations of $115.6 million, or $1.97 per share on a diluted basis last year.

•	The income from continuing operations for the six months ended August 2, 2008 was $40.0 million, or $0.80 per share on a diluted basis, compared to an income from continuing operations of $128.7 million, or $2.18 per share on a diluted basis last year.
The Company believes the non-cash accounting reduction of expenses associated with the change in fair value of derivative instruments is not directly related to its retail operations and is therefore providing supplemental adjusted results that exclude this item. This non-GAAP financial measure should facilitate analysis by investors and others who follow the Company’s financial performance. A reconciliation of non-GAAP results follows:

	Three months ended		Six months ended
	August 2,	August 4,	August 2,	August 4,
	2008	2007	2008	2007
		(in thousands)
Operating profit:
Non-GAAP operating profit	$5,326	$6,252	$14,061	$34,731
Increase in fair value of derivative instruments	16,733	124,784	53,901	137,333

GAAP operating profit	$22,059	$131,036	$67,962	$172,064

(Loss) income from continuing operations:
Non-GAAP loss from continuing operations	$(9,493)	$(9,223)	$(13,889)	$(8,670)
Increase in fair value of derivative instruments	16,733	124,784	53,901	137,333

GAAP income from continuing operations	$7,240	$115,561	$40,012	$128,663

Diluted (loss) earnings per share from continuing operations:
Non-GAAP diluted loss per share from continuing operations	$(0.19)	$(0.15)	$(0.27)	$(0.15)
Increase in fair value of derivative instruments	0.34	2.12	1.07	2.33

GAAP diluted earnings per share from continuing operations	$0.15	$1.97	$0.80	$2.18

On January 23, 2008, Retail Ventures, Inc. disposed of an 81% ownership interest in its Value City operations.
Retail Ventures, Inc. is a holding company whose subsidiaries, DSW and Filene’s Basement, operate retail stores. DSW is a leading United States branded footwear specialty retailer operating, as of August 2, 2008, 274 shoe stores in major metropolitan areas throughout the country. DSW also supplies shoes, under supply arrangements, to 348 locations for other non-related retailers in the United States and operates dsw.com. Filene’s Basement is an off-price retailer operating, as of August 2, 2008, 36 Filene’s Basement stores in major metropolitan areas in the northeastern and midwestern United States.
Webcast and Conference Call
To hear the Company’s live second quarter earnings conference call, log on to www.retailventuresinc.com at 5:00 p.m. ET on, September 8, 2008. To hear a replay of the earnings call, which will be available approximately four hours after the conference call ends, dial 1-866-551-4520, followed by pin number 233302#. An audio replay of the conference call, as well as additional financial information, will also be available at www.retailventuresinc.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Any statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our future financial performance in fiscal 2008 and beyond to differ materially from those expressed or implied in any such forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of the Company’s latest quarterly or annual report, as filed with the SEC. These factors include, but are not limited to: our success in opening and operating new stores on a timely and profitable basis; maintaining good relationships with our vendors; our ability to anticipate and respond to fashion trends; fluctuation of our comparable store sales and quarterly financial performance; impact of the disposition of a majority interest in Value City and the reliance on remaining subsidiaries to pay indebtedness and shared service obligations; the risk of Value City deciding to discontinue operations or otherwise not pay its creditors; disruption of our distribution operations; our dependence on DSW for key services; the success of dsw.com; failure to retain our key executives or attract qualified new personnel; our competitiveness with respect to style, price, brand availability and customer service; declining general economic conditions; liquidity risks related to our investments; risks inherent to international trade with countries that are major manufacturers of apparel and footwear; and security risks related to the electronic processing and transmission of confidential customer information. Additional factors that could cause our actual results to differ materially from our expectations are described in the Company’s latest annual or quarterly report, as filed with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.
SOURCE: Retail Ventures, Inc.
Contact: Jim McGrady, Chief Financial Officer — (614) 478-2208

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	August 2,	February 2,
	2008	2008
ASSETS
Cash and equivalents	$110,774	$112,951
Restricted cash	260	257
Short-term investments	75,480	70,005
Accounts receivable, net	8,559	16,618
Inventories	372,458	339,320
Prepaid expenses and other current assets	31,541	31,232
Deferred income taxes	22,185	28,225

Total current assets	621,257	598,608

Property and equipment, net	267,551	254,659
Goodwill	25,899	25,899
Long-term investments	5,760	12,500
Tradenames and other intangibles, net	18,333	19,927
Conversion feature of long-term debt	57,632	30,848
Other assets	9,762	9,524

Total assets	$1,006,194	$951,965

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$164,398	$152,331
Accrued expenses	100,377	108,202
Warrant liability	15,097	42,213

Total current liabilities	279,872	302,746

Long-term obligations	171,444	157,793
Deferred income taxes and other noncurrent liabilities	163,702	158,154
Minority interest	169,260	160,349
Total shareholders’ equity	221,916	172,923

Total liabilities and shareholders’ equity	$1,006,194	$951,965

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Three months ended		Six months ended
	August 2,	August 4,	August 2,	August 4,
	2008	2007	2008	2007
Net Sales	$459,786	$464,638	$926,070	$930,477
Cost of Sales	(260,477)	(288,028)	(533,534)	(554,454)

Gross Profit	199,309	176,610	392,536	376,023
Selling, general and administrative expenses	(195,736)	(171,674)	(381,792)	(344,361)
Change in fair value of derivative instruments	16,733	124,784	53,901	137,333
License fees and other income	1,753	1,316	3,317	3,069

Operating profit	22,059	131,036	67,962	172,064
Interest expense, net	(3,183)	(187)	(6,030)	(615)

Income from continuing operations before income taxes and minority interest	18,876	130,849	61,932	171,449
Income tax expense	(7,682)	(12,877)	(14,160)	(31,600)

Income from continuing operations before minority interest	11,194	117,972	47,772	139,849
Minority interest	(3,954)	(2,411)	(7,760)	(11,186)

Income from continuing operations	7,240	115,561	40,012	128,663
Income (loss) from discontinued operations, net of tax	10,494	(9,343)	6,873	(19,705)

Net income	$17,734	$106,218	$46,885	$108,958

Basic and diluted earnings (loss) per share:
Basic earnings per share from continuing operations	$0.15	$2.40	$0.82	$2.70
Diluted earnings per share from continuing operations	$0.15	$1.97	$0.80	$2.18
Basic earnings (loss) per share from discontinued operations	$0.22	$(0.19)	$0.14	$(0.41)
Diluted earnings (loss) per share from discontinued operations	$0.21	$(0.16)	$0.14	$(0.33)
Basic earnings per share	$0.36	$2.21	$0.96	$2.28
Diluted earnings per share	$0.36	$1.81	$0.93	$1.84

Basic shares used in calculations	48,675	48,157	48,657	47,714
Diluted shares used in calculations	48,970	58,776	50,296	59,073

Same store sales:
DSW	(6.9)%	5.9%	(6.2)%	0.9%
Filene’s Basement	1.4%	7.0%	0.6%	4.3%

Total	(5.1)%	6.2%	(4.7)%	1.7%

Store and supply arrangement locations count at end of period:
DSW			274	236
Filene’s Basement			36	34

			310	270
Supply arrangement locations			348	331

Total			658	601

The tables below present segment information (in thousands):

		Filene’s		Intersegment
For the three months ended August 2, 2008	DSW	Basement	Corporate	Eliminations	Total
Net sales	$357,175	$102,611			$459,786
Operating profit (loss)	17,679	(12,353)	$16,733		22,059
Depreciation and amortization	8,213	3,220	602		12,035
Interest income (expense), net	420	(2,209)	(1,394)		(3,183)
Income tax expense	(7,142)	(66)	(474)		(7,682)

Capital expenditures	24,264	1,288	2		25,554

As of August 2, 2008
Total assets	738,624	149,853	242,151	$(124,434)	1,006,194

		Filene’s		Intersegment
For the three months ended August 4, 2007	DSW	Basement	Corporate	Eliminations	Total
Net sales	$348,718	$115,920			$464,638
Operating profit (loss)	8,326	(2,074)	$124,784		131,036
Depreciation and amortization	5,684	3,383	847		9,914
Interest income (expense), net	1,948	(1,859)	(276)		(187)
Income tax (expense) benefit	(3,753)	1,117	(10,241)		(12,877)

Capital expenditures	20,546	2,703	50		23,299

As of February 2, 2008
Total assets	693,882	162,099	222,361	$(126,377)	951,965

		Filene’s		Intersegment
For the six months ended August 2, 2008	DSW	Basement	Corporate	Eliminations	Total
Net sales	$723,439	$202,631			$926,070
Operating profit (loss)	33,685	(19,624)	$53,901		67,962
Depreciation and amortization	15,711	5,862	1,260		22,833
Interest income (expense), net	1,143	(4,413)	(2,760)		(6,030)
Income tax (expense) benefit	(13,583)	79	(656)		(14,160)

Capital expenditures	43,926	1,482	11		45,419

		Filene’s		Intersegment
For the six months ended August 4, 2007	DSW	Basement	Corporate	Eliminations	Total
Net sales	$705,715	$224,762			$930,477
Operating profit (loss)	45,544	(10,813)	$137,333		172,064
Depreciation and amortization	10,874	6,711	1,689		19,274
Interest income (expense), net	3,667	(3,580)	(702)		(615)
Income tax (expense) benefit	(18,946)	5,056	(17,710)		(31,600)

Capital expenditures	39,221	9,272	(16)		48,477
     SOURCE: Retail Ventures, Inc.